Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Consumer Direct of America (the “Company”) hereby certifies with respect to the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the "10-Q Report") that to his knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 25, 2005
/s/ Michael A. Barron
Michael A. Barron
President and Chief Executive Officer

Date: November 25, 2005
/s/ Lee Shorey
Lee Shorey
Chief Financial Officer